SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                  FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  April 7, 2005

FIRST AMERICAN CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Kansas
(State or Other Jurisdiction of Incorporation)

         0-25679                                 48-1187574
 (Commission File Number)            (I.R.S. Employer Identification No.)

	1303 S.W. First American Place
	Topeka, Kansas  66604
	(Address of Principal Executive Offices) (Zip Code)

	(785) 267-7077
	(Registrant's Telephone Number, Including Area Code)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective April 7, 2005, the Board of Directors of the Company adopted amended and restated corporate bylaws that clarified, updated, and conformed to applicable law numerous provisions of the bylaws of the Company. The Amended and Restated Bylaws are attached hereto as
Exhibit 3.2 and are incorporated herein by reference.

	Exhibit Number	        Description

	Exhibit 3.2		Amended and Restated Bylaws

SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



				First American Capital Corporation
				            (Registrant)


Date    April 11, 2005        	By  /s/ Harland Priddle
				            (Signature)
				            Harland Priddle, Chairman
				            of the Board of Directors